UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May, 17, 2012

(Exact name of registrant as specified in its charter)

Manthey Redmond Corporation

(State or other jurisdiction of incorporation: Delaware

Commission File Number: 0001471089

IRS Employer Identification Number: 26-4722406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

10940 Wilshire Boulevard, Suite 1600

Los Angeles CA 90024

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 17, 2012, Manthey Redmond Corporation entered into a Technology License Agreement with Manthey Redmond (Aust) Pty Ltd that superseded the Patent Licensing Agreement (entered into between the parties in April 2009) so as to grant to Manthey Redmond Corporation an exclusive license for intellectual property for the following territories: United States of America, Canada, Mexico, China and India.

Item 9.01. Exhibits and Financial Statements.

(d)  exhibits

exhibit 10.1 Technology License Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manthey Redmond Corporation
Dated May, 21, 2012

By	/s/ Steven Manthey
Steven Charles Manthey
President and Chief Executive Officer